UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

RETAIL PROPERTIES OF AMERICA, INC.

(exact name of registrant as specified in charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 218-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2012, the Company filed Articles of Amendment to the Company’s Fifth Articles of Amendment and Restatement with the Maryland State Department of Assessments and Taxation to effect a change of its name from “Inland Western Retail Real Estate Trust, Inc.” to “Retail Properties of America, Inc.” The Articles of Amendment, which were effective upon filing, are included as Exhibit 3.1 hereto and are incorporated herein by reference.

The Bylaws of the Company, as restated solely to reflect the change in the Company’s name, are filed as Exhibit 3.2 to this Form 8-K and incorporated in this Item 5.03 by reference.

Item 7.01 Regulation FD Disclosure

On March 9, 2012, the Company issued a press release announcing the change in the Company’s name. A copy of the press release is attached as Exhibit 99.1 to this on Form 8-K.

The information in Item 7.01 of this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibits are included with this Report:

3.1	Articles of Amendment of Retail Properties of America, Inc., dated March 8, 2012.

3.2	Fourth Amended and Restated Bylaws of Retail Properties of America, Inc.

99.1	Press Release, dated March 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.
(Registrant)

	By:	/s/ Dennis K. Holland
Dennis K. Holland
Date: March 9, 2012		General Counsel and Secretary